UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of Earliest Event Reported): June 14, 2005


                          MONTGOMERY REALTY GROUP, INC.
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             (Exact name of registrant as specified in its charter)


              Nevada                      000-30724             88-0377199
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 (State or other jurisdiction of         (Commission         (I.R.S. Employer
  incorporation or organization)         File Number)       Identification No.)

               400 Oyster Point Blvd., Suite 415
                South San Francisco, California                94080
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           (Address of principal executive offices)          (Zip Code)

                                 (650) 266-8080
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              (Registrant's telephone number, including area code)

                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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              ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         On June 14, 2005, qualified exchange accommodator Mark D. Zimmerman, for the benefit of Montgomery Realty Group, Inc., entered into a binding Purchase and Sale Agreement with The Metwally Living Trust, a nonrelated third party, with regard to a retail and office building located at 415-417 Grand Avenue, South San Francisco, California, known locally as the Old Croatian Building. The Old Croatian Building consists of approximately 25,500 gross rentable square feet located on approximately 0.14 acres on the main thoroughfare of downtown South San Francisco, directly across the street from the South San Francisco City Hall. The property is approximately 90% leased and has existing tenants such as Herbalife, Mary Kay Cosmetics, and various other office, retail and restaurant tenants.

         Montgomery agreed to pay the sum of $3,540,000 in cash at the closing, which is scheduled to occur on or before June 30, 2005. Montgomery anticipates obtaining a new acquisition loan for the Old Croatian Building in the amount of approximately $2,400,000 with a commercial lender such that Montgomery would have to use approximately $1,040,000 of the funds held by the qualified exchange accommodator to complete the acquisition.

         Montgomery's qualified exchange accommodator currently has approximately $2,760,165 of cash from the sale of the Orchard Supply Shopping Center available for reinvestment. After the use of approximately $1,040,000 for the acquisition of the Old Croatian Building, the remaining balance of funds held by the qualified exchange accommodator will be approximately $1,720,165. The acquisition of the London Square Apartments in Austin, Texas, disclosed in Montgomery's current report on Form 8-K filed June 9, 2005, will also use the funds of the qualified exchange accommodator in the approximate amount of $800,000. Therefore, following the acquisition of these two properties, Montgomery will still have approximately $920,165 of cash remaining with the exchange accommodator to permit Montgomery to finalize its purchase of a third real estate as part of its tax-free exchange of the Orchard Supply Shopping Center sale.

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         This report contains statements about the future, sometimes referred to as "forward-looking" statements. Forward-looking statements are typically identified by the use of the words "believe," "may," "should," "expect," "anticipate," "estimate," "project," "propose," "plan," "intend" and similar words and expressions. Forward-looking statements are not guarantees of completion of proposed transactions, availability of tax-free treatment, increases in property occupancy, or similar matters. Forward-looking statements are subject to risks and uncertainties outside Montgomery's control. Actual events or results may differ materially from the forward-looking statements. For a discussion of additional contingencies and uncertainties to which information respecting future events is subject, see Montgomery's other SEC reports.

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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                 MONTGOMERY REALTY GROUP, INC.



Date: June 20, 2005                              By  /s/ James T. Graeb
                                                    ----------------------------
                                                    James T. Graeb
                                                    General Counsel

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